Exhibit 1.1

FOUR SPRINGS CAPITAL TRUST

(a Maryland real estate investment trust)

[•] Common Shares, $0.001 par value per share

UNDERWRITING AGREEMENT

Dated:  [•], 2017

FOUR SPRINGS CAPITAL TRUST

(a Maryland real estate investment trust)

[•] Common Shares

UNDERWRITING AGREEMENT

[•], 2017

RBC Capital Markets, LLC

200 Vesey Street

New York, NY 10281

SunTrust Robinson Humphrey, Inc.

3333 Peachtree Road NE

Atlanta, Georgia 30326

as Representatives of the several Underwriters

Ladies and Gentlemen:

Four Springs Capital Trust, a Maryland real estate investment trust (the “Company”), and Four Springs Capital Trust Operating Partnership L.P., a Delaware limited partnership (the “Operating Partnership,” and together with the Company, the “Transaction Entities”), confirm their respective agreements with RBC Capital Markets, LLC (“RBC”), SunTrust Robinson Humphrey, Inc. (“SunTrust”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom RBC and SunTrust are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of common shares, $0.001 par value per share, of the Company (the “Common Shares”) set forth in Schedule A hereto totaling [•] Common Shares in the aggregate and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of [•] additional Common Shares.  The aforesaid [•] Common Shares (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the [•] Common Shares subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities.”

The Transaction Entities understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-11 (No. 333-218205), including the related preliminary prospectus or prospectuses, covering the registration of the offer and sale of the Securities under the Securities Act of 1933, as amended (the “1933 Act”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) and Rule 424(b) (“Rule 424(b)”) of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430A(b) is hereinafter called the “Rule 430A Information.” Such registration statement, including the amendments, exhibits and any schedules thereto, as of the time it became effective, as well as the Rule 430A Information, is hereinafter called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations (“Rule 462(b)”) is hereinafter called the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, if any, is hereinafter called a “preliminary prospectus.” The final prospectus, in the form first furnished to the Underwriters for use in connection with the offering of the Securities, is hereinafter called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

Prior to the effectiveness of the Registration Statement, the Company will complete a one-for-two reverse split of its Common Shares, pursuant to which holders of the outstanding Common Shares will receive one Common Share for every two Common Shares held immediately prior to the effectiveness of the reverse share split (the “Reverse Share Split”).  As a result of the Reverse Share Split, the 3,726,500 Common Shares outstanding immediately prior to such reverse split will be combined into 1,863,250 Common Shares.  Immediately following the Reverse Share Split, the Company will complete a Common Share restructuring, which will result in the holders of Common Shares receiving 186,325 Common Shares and 1,676,925 non-participating common shares, $0.001 par value per share (the “Non-Participating Common Shares”).  The transaction pursuant to which such 186,325 Common Shares and such 1,676,925 Non-participating Common Shares are issued is referred to as the “Common Share Restructuring Transaction.”

As used in this Agreement:

“Applicable Time” means [•] [P.M./A.M.], New York City time, on [•], 2017 or such other time as agreed by the Company and the Representatives.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses (as defined below) issued prior to the Applicable Time, the most recent preliminary prospectus included in the Registration Statement that the Company has distributed to the Underwriters for conveyance to investors prior to the Applicable Time and the information included on Schedule B-1 hereto, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) of the 1933 Act Regulations (“Rule 433(d)(8)(i)”), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) of the 1933 Act Regulations because it contains a description of the Securities or of the offering of the Securities that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the 1933 Act Regulations.

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”)), as specified in Schedule B-2 hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the 1933 Act.

“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the 1933 Act.

SECTION 1.                            Representations and Warranties.

(a)                                 Representations and Warranties by the Transaction Entities.  Each of the Transaction Entities, jointly and severally, represents and warrants to each Underwriter at the date hereof, the Applicable Time, the Closing Time (as defined below) and each Date of Delivery (as defined below), if any, and agrees with each Underwriter, as follows:

(i)                                     Registration Statement and Prospectuses.  Each of the Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes or pursuant to Section 8A of the 1933 Act have been instituted or are pending or, to the knowledge of either of the Transaction Entities, contemplated. The Company has complied with each request, if any, from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, the Applicable Time, the Closing Time and each Date of Delivery, if any, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. The preliminary prospectus that is included in the General Disclosure Package, at the time it was filed with the Commission, complied, and the Prospectus and each amendment or supplement thereto, as of their respective issue dates, and, in each case, at the Applicable Time, the Closing Time and each Date of Delivery, if any, complied and will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.  Each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities were or will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T under the 1933 Act (“Regulation S-T”).

(ii)                                  Accurate Disclosure.  Neither the Registration Statement nor any post-effective amendment thereto, at the time it became effective, the date hereof, the Closing Time or any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the Applicable Time, the Closing Time and each Date of Delivery, if any, none of (A) the General Disclosure Package, (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, or

(C) any individual Written Testing-the-Waters Communication, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), at its issue date, the time of any filing with the Commission pursuant to Rule 424(b), the Closing Time or any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties in this Section 1(a)(ii) shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto) or the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the information in the first paragraph under the heading “Underwriting—Discounts and Commissions,” the information in the second and third paragraphs under the heading “Underwriting—Price Stabilization, Short Positions and Penalty Bids” and the information under the heading “Underwriting—Electronic Distribution”, in each case contained in the Registration Statement, the General Disclosure Package and the Prospectus (collectively, the “Underwriter Information”).

(iii)                               Testing-the-Waters Materials.  Neither of the Transaction Entities (A) have engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the prior written consent of the Representatives with entities that are qualified institutional buyers within the meaning of Rule 144A of the 1933 Act Regulations or institutions that are accredited investors within the meaning of Rule 501 of the 1933 Act Regulations or (B) have authorized anyone other than the Representatives to engage in Testing-the-Waters Communications.  The Transaction Entities reconfirm that the Representatives have been authorized to act on their behalf in undertaking Testing-the-Waters Communications. Neither of the Transaction Entities have distributed any Written Testing-the-Waters Communications other than those listed on Schedule B-3 hereto.

(iv)                              Issuer Free Writing Prospectuses.  No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, or any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the 1933 Act Regulations. Neither of the Transaction Entities have made any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives; provided, that such consent is deemed to have been given with respect to each Issuer Free Writing Prospectus, if any, identified on Schedule B-2. The Company has retained in accordance with the 1933 Act Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the 1933 Act Regulations. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) of the 1933 Act Regulations such that no filing of any “road show” (as defined in Rule 433(h) of the 1933 Act Regulations) is required in connection with the offering of the Securities.

(v)                                 Company Not Ineligible Issuer.  At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that either Transaction Entity or other offering participant made a bona fide offer of the Securities (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(vi)                              Emerging Growth Company Status.  From the time of the initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Transaction Entities engaged directly or through any Person authorized to act on their behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the 1933 Act (an “Emerging Growth Company”).

(vii)                           Independent Accountants.  The accountants who certified the financial statements and supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants with respect to the Transaction Entities as required by the 1933 Act, the 1933 Act Regulations and the Public Company Accounting Oversight Board.

(viii)                        Financial Statements; Non-GAAP Financial Measures.  The financial statements of the Company included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the results of operations, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified, and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods presented.  The supporting schedules, if any, relating to the Company and its consolidated subsidiaries present fairly in accordance with GAAP the information required to be stated therein.  The summary selected and the selected financial and operating data included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited or unaudited, as applicable, financial statements of the Company included therein.  The statements of revenues and certain operating expenses of Horizon Blue Cross Blue Shield Building, Mt. Laurel, New Jersey (the “Mt. Laurel Property”) included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes thereto, present fairly the revenues and operating expenses of the Mt. Laurel Property for the periods specified and have been prepared in conformity with GAAP. The pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus, if any, present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.  Except as included in the Registration Statement, the General Disclosure Package and the Prospectus, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act or the 1933 Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Item 10 of Regulation S-K under the 1933 Act, in each case to the extent applicable.

(ix)                              No Material Adverse Change.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in or affecting the properties of the Transaction Entities and their respective subsidiaries (collectively, the “Properties”) taken as a whole or in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Transaction Entities and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by either of the Transaction Entities or any of their respective subsidiaries which are material with respect to the Transaction Entities and their respective subsidiaries considered as one enterprise, (C) there has been no liability or obligation, direct or contingent (including off-balance sheet obligations), which is material to the Transaction Entities and their respective subsidiaries considered as one enterprise, incurred by either of the Transaction Entities or any of their respective subsidiaries, (D) there has been no distribution of any kind declared, paid or made by either of the Transaction Entities on any class of its capital shares, in the case of the Company, any units of limited partnership interest, in the case of the Operating Partnership (“OP Units”), or other form of ownership interests, as applicable and (E) there has been no change in the capital shares, equity interests or indebtedness of the Transaction Entities or any of their respective subsidiaries.

(x)                                 Good Standing of the Company.  The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland, has all corporate power and authority to own, lease and operate its properties, conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and enter into and perform its obligations under this Agreement, and is duly qualified to transact business as a foreign entity and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.

(xi)                              Good Standing of Subsidiaries.    Each subsidiary of the Company (including, without limitation, the Operating Partnership) has been duly organized or formed, as applicable, and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, has corporate, trust, partnership, limited liability company or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business as a foreign entity and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, all of the issued and outstanding ownership interests in each subsidiary of the Company (including, without limitation, all of the issued and outstanding OP Units) have been duly authorized and validly issued, are fully paid and non-assessable, were issued in accordance with all applicable securities laws and are owned by the Company, directly or through wholly-owned subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and none of the outstanding ownership interests in any subsidiary of the Company were issued in violation of any options, warrants, preemptive rights, resale rights, rights of first offer or refusal or other similar rights.  The only subsidiaries of the Company are (A) the subsidiaries of the Company listed on Exhibit 21.1 to the Registration Statement and (B) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary,” as defined in Rule 1-02 of Regulation S-X under the 1933 Act.

(xii)                           Capitalization.  The authorized, issued and outstanding capital shares of the Company are as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of convertible or exchangeable securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus).  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) no capital shares of the Company are reserved for any purpose, (ii) there are no outstanding instruments convertible into or exchangeable for any capital shares of or any other ownership interest of the Company, and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for capital shares or any other ownership interests of the Company.  Each of (A) the outstanding capital shares of the Company, (B) all outstanding instruments convertible into or exchangeable for any capital shares or any other ownership interests of the Company, including, but not limited to, the Company’s Non-Participating Common Shares and (C) all outstanding options, rights or warrants to purchase or subscribe for capital shares or any other ownership interests of the Company has been duly authorized and validly issued, is fully paid and non-assessable, was issued in accordance with all applicable securities laws and conforms in all material respects to all statements relating thereto in the Registration Statement, the General Disclosure Package and the Prospectus and none of such outstanding capital shares, instruments, options, rights or warrants were issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights.

(xiii)                        No Equity Awards. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither Transaction Entity has granted to any person or entity a share option or other equity-based award of or relating to Common Shares pursuant to an equity-based compensation plan or otherwise.

(xiv)                       Authorization of Agreement.  This Agreement has been duly authorized, executed and delivered by each of the Transaction Entities.

(xv)                          Reverse Share Split.  The Reverse Share Split has been duly authorized, and the Common Shares issued in the Reverse Share Split have been duly authorized and validly issued, are fully paid and non-assessable, and were issued in accordance with all applicable securities laws, and none of such Common Shares was issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights.  Completion of the Reverse Share Split did not result in any violation of (i) the provisions of the amended and restated declaration of trust or bylaws or other organizational document, as applicable, of the Company or any of its subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clause (ii) only, for any such violation that would not, singly or in the aggregate, result in a Material Adverse Effect.

(xvi)                       Common Share Restructuring Transaction.  The Common Share Restructuring Transaction has been duly authorized, and the Common Shares and the Non-Participating Common Shares issued in the Common Share Restructuring Transaction have been duly authorized and validly issued, are fully paid and non-assessable, and were issued in accordance with all applicable securities laws, and none of such Common Shares or Non-Participating Common Shares was issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights.  Completion of the Common Share Restructuring Transaction did not result in any violation of (i) the provisions of the amended and restated declaration of trust or bylaws or other organizational document, as applicable, of the Company or any of its subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any Governmental Entity, except in the case of clause (ii) only, for any such violation that would not, singly or in the aggregate, result in a Material Adverse Effect.  The Non-Participating Common Shares conform in all material respects to the statements relating thereto in the Registration Statement, the General Disclosure Package and the Prospectus.

(xvii)                    Authorization of Subscription Agreements.  Each subscription agreement entered into in connection with the sale of the Company’s Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares (the “Subscription Agreements”) has been duly authorized, executed and delivered by each of the Company and the shareholders party thereto, and constitutes the legal, valid and binding agreement thereof, enforceable in accordance with its terms, including any terms relating to the restriction on the transfer or sale of the Series A Preferred Shares, Series B Preferred Shares or Series C Preferred Shares, or any securities convertible therefrom, including the Company’s Common Shares (the “Subscription Agreement Transfer Restrictions”).

(xviii)                 Authorization and Description of Securities.  The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when the Securities have been issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, the Securities will be validly issued, fully paid and non-assessable and will not be subject to any preemptive rights, resale rights, rights of first offer or refusal or other similar rights.  The Securities conform in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same.  No holder of Securities will be subject to personal liability by reason of being such a holder. The certificates to be used to evidence the Securities will, at the Closing Time, be in due and proper form and will comply in all material respects with all applicable legal requirements, the requirements of the amended and restated declaration of trust of the Company (the “Declaration of Trust”) and the amended and restated bylaws of the Company (the “Bylaws”) and the requirements of the New York Stock Exchange (the “NYSE”).

(xix)                       Ownership and Description of OP Units.  The Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Operating Partnership Agreement”) is in full force and effect, and, at the Closing Time and each Date of Delivery, if any, the aggregate percentage interests of the Company and the limited partners in the Operating Partnership will be as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, provided that, to the extent any portion of the Underwriters’ option to purchase the Option Securities is exercised at the Closing Time, the percentage interest of the limited partners in the Operating Partnership will be adjusted accordingly.  At the Closing Time and each Date of Delivery, if any, the Company will contribute the proceeds from the sale of the Initial Securities and, to the extent any portion of the Underwriters’ option is exercised, the related Option Securities to the Operating Partnership in exchange for a number of OP Units equal to the number of Initial Securities and Option Securities issued.  All of the OP Units issued in exchange for the Initial Securities and the Option Securities have been duly authorized and, at the Closing Time and each Date of Delivery, if any, will be validly issued, fully paid and non-assessable and, except as disclosed in the Registration Statement, the General Disclosure Package and the

Prospectus, will be owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and none of such OP Units will be issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights.  The terms of the OP Units conform in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (A) no OP Units are reserved for any purpose, (B) there are no outstanding securities convertible into or exchangeable for any OP Units or any other ownership interests of the Operating Partnership and (C) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for OP Units or any other ownership interests of the Operating Partnership.

(xx)                          Registration Rights.  There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or the Prospectus or otherwise by either of the Transaction Entities under the 1933 Act or to have securities included as part of the offering of the Securities.

(xxi)                       Absence of Violations, Defaults and Conflicts.  Neither of the Transaction Entities nor any of their respective subsidiaries is (A) in violation of its Declaration of Trust, Bylaws, certificate of limited partnership, limited partnership agreement, or other organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which either of the Transaction Entities or any of their respective subsidiaries is a party or by which it or any of them may be bound or to which any of their respective Properties, assets or operations is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental agency or body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over either of the Transaction Entities or any of their respective subsidiaries or their respective Properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Securities and the use of the net proceeds from the sale of the Securities as described therein under the caption “Use of Proceeds”) and compliance by the Transaction Entities with their respective obligations hereunder have been duly authorized by all necessary corporate or limited partnership action, as applicable, and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Properties, assets or operations of either of the Transaction Entities or any of their respective subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults, Repayment Events, liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the Declaration of Trust, Bylaws, certificate of limited partnership, limited partnership agreement, limited liability company agreement or other organizational document, as applicable, of either of the Transaction Entities or any of their respective subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clause (ii) only, for any such violation that would not, singly or in the aggregate, result in a

Material Adverse Effect.  As used herein, a “Repayment Event” means any event or condition which gives the holder of any financing instrument (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such financing by either of the Transaction Entities or any of their respective subsidiaries.

(xxii)                    Absence of Labor Dispute.  Neither of the Transaction Entities nor any of their respective subsidiaries are aware of any existing or imminent labor disturbance by their respective employees or the employees of any of their tenants or subtenants, which, in either case, would, singly or in the aggregate, result in a Material Adverse Effect.

(xxiii)                 Absence of Proceedings.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation pending, or, to the knowledge of either of the Transaction Entities, threatened, against or affecting the Transaction Entities or any of their respective subsidiaries, which (A) is required to be disclosed in the Registration Statement, the preliminary prospectus that is included in the General Disclosure Package or the Prospectus, (B) would, singly or in the aggregate, result in a Material Adverse Effect, or (C) would materially and adversely affect the Properties, assets or operations of the Transaction Entities and their respective subsidiaries, taken as a whole, or the consummation of the transactions contemplated in this Agreement or the performance by the Transaction Entities of their respective obligations hereunder.  The aggregate of all pending legal or governmental proceedings to which either of the Transaction Entities or any of their respective subsidiaries is a party or of which any of their respective Properties, assets or operations is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxiv)                Description of Contracts; Accuracy of Exhibits.  All descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of leases, contracts, franchises, indentures, mortgages, loan agreements, notes or other agreements or instruments to which any of the Transaction Entities or their respective subsidiaries are a party are accurate in all material respects.  There are no leases, contracts, franchises, indentures, mortgages, loan agreements, notes or other agreements or instruments that are required to be described in the Registration Statement, the preliminary prospectus that is included in the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described or filed as required.

(xxv)                   Absence of Further Requirements.  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the due authorization, execution, delivery or performance by either of the Transaction Entities of its respective obligations hereunder, or for the offering, issuance, sale or delivery of the Securities by the Company, except such as may be required under the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”), which have been obtained, or as may be required under the securities laws of any U.S. state or non-U.S. jurisdiction or the rules of the NYSE or the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(xxvi)                Possession of Licenses and Permits.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Transaction Entities and their respective subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, the “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect. The Transaction Entities and their respective subsidiaries are in compliance with the terms and conditions of all of the Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of the Governmental Licenses or the failure of the Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither of the Transaction Entities nor any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any of the Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xxvii)             Title to Property.  (A) The Transaction Entities, any of their respective subsidiaries or any joint venture in which either of the Transaction Entities or any of their respective subsidiaries owns an interest (each such joint venture being referred to as a “Related Entity”), as the case may be, will have good and marketable fee title to or leasehold interest in their respective Properties and assets owned or leased by them as described in the Registration Statement, the General Disclosure Package and the Prospectus, in each case, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims or equities of any kind other than those that (1) are described in the Registration Statement, the General Disclosure Package and the Prospectus or (2) do not, singly or in the aggregate, materially affect the value of such Property or asset and do not materially interfere with the use made and proposed to be made of such Property or asset by the Transaction Entities and any of their respective subsidiaries or any Related Entity; (B) except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, none of the Transaction Entities or any of their respective subsidiaries or any Related Entity owns or leases any real property other than the Properties described in the Registration Statement, the General Disclosure Package and the Prospectus as being so owned or leased; (C) each of the ground leases, subleases and sub-subleases relating to a Property are in full force and effect, with such exceptions as do not materially interfere with the use made or proposed to be made of such Property by either of the Transaction Entities or any of their respective subsidiaries or any Related Entity, and (1) no default or event of default has occurred under any ground lease, sublease or sub-sublease with respect to such Property and none of the Transaction Entities or any of their respective subsidiaries or any Related Entity has received any notice of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under such ground lease, sublease or sub-sublease and (2) none of the Transaction Entities or any of their respective subsidiaries or any Related Entity has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Transaction Entities or any of their respective subsidiaries or any Related Entity under any of the ground leases, subleases or sub-subleases mentioned above, or affecting or questioning the rights of the Transaction Entities and any of their respective subsidiaries or any Related Entity to the continued possession of the leased, subleased or sub-subleased premises under any such ground lease, sublease or sub-sublease; (D) all security interests, mortgages, pledges, liens, encumbrances, claims or equities on any of the Properties or assets of either of the Transaction Entities and any of their respective subsidiaries or any Related Entity that are required to be disclosed in the Registration Statement or the Prospectus are disclosed therein; (E) except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no person or entity has a right of first refusal or an option to purchase any Property; (F) each Property complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to such Property), except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and except for such failures to comply that would not, singly or in the aggregate, result in a Material Adverse Effect; (G) no mortgage or deed of trust encumbering any Property is convertible into ownership interests in the entity owning such Property and no mortgage or deed of trust on any Property is cross-defaulted or cross-collateralized with any other Property; and (H) none of the Transaction Entities or any of their respective subsidiaries or any Related Entity or, to the knowledge of either of the Transaction Entities, any lessee of any of the Properties is in default under any of the contracts governing any Properties and none of the Transaction Entities or any of their respective subsidiaries or any Related Entity knows of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under any of such contracts, except such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxviii)          Joint Venture Agreements.  Each of the partnership agreements, limited liability company agreements or other joint venture agreements (each, a “Joint Venture Agreement”) to which either of the Transaction Entities or any of their respective subsidiaries is a party has been duly authorized, executed and delivered by each Transaction Entity or their respective subsidiaries, as applicable, and constitutes the legal, valid and binding agreement thereof, enforceable in accordance with its terms, except, in each case, to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights or remedies generally or by general equitable principles, and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to any indemnification provisions contained therein, except as rights under those provisions may be limited by applicable law or policies underlying such law.

(xxix)                Possession of Intellectual Property.  The Transaction Entities and their respective subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to conduct the business now operated by them, and neither of the Transaction Entities nor any of their respective subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Transaction Entities or any of their respective subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(xxx)                   Environmental Laws.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) none of the Transaction Entities, any of their respective subsidiaries, any Related Entity or any of their respective properties is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Transaction Entities, their respective subsidiaries, the Related Entities and the Properties have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Transaction Entities, any of their respective subsidiaries or any Related Entity or any of the Properties, and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Transaction Entities, any of their respective subsidiaries, any Related Entity or any of the Properties relating to Hazardous Materials or any Environmental Laws.

(xxxi)                Accounting Controls and Disclosure Controls. The Company and its subsidiaries (i) have taken all necessary actions to ensure that, within the time period required under applicable law, the Company and its subsidiaries will maintain effective internal control over financial reporting (as defined under Rules 13a-15 and 15d-15 of the 1934 Act Regulations) and (ii) currently maintain a system of internal accounting controls sufficient to provide reasonable assurances that:  (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting.

(xxxii)             Compliance with the Sarbanes-Oxley Act.  The Company has taken all necessary actions to ensure that, upon the initial filing or effectiveness of the Registration Statement, as applicable, it will be in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and with which the Company is required to comply as of the initial filing or effectiveness of the Registration Statement, as applicable, and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect, upon the effectiveness of such provisions, or which will become applicable to the Company at all times after the effectiveness of the Registration Statement.

(xxxiii)          Payment of Taxes.  All U.S. federal, state, local and non-U.S. income tax returns of the Transaction Entities and their respective subsidiaries required by law to be filed have been filed, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been taken and as to which adequate reserves have been provided.  The charges, accruals and reserves on the books of the Transaction Entities and their respective subsidiaries in respect of any tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional tax for any years not finally determined, except to the extent of any inadequacy that would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxxiv)         ERISA. Each Transaction Entity is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”).  No “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which either Transaction Entity would have any liability.  Neither Transaction Entity has incurred or could reasonably be expected to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Section 412, 403, 431, 432 or 4971 of the Internal Revenue Code of 1986, as amended (the “Code”).  Each “pension plan” for which either Transaction Entity would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred thereunder, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not, singly or in the aggregate, result in a Material Adverse Effect. No portion of the assets of either Transaction Entity constitutes “plan assets” for purposes of Title I of ERISA or Section 4975 of the Code.

(xxxv)            Business Insurance.  The Transaction Entities and their respective subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. Neither of the Transaction Entities has any reason to believe that it or any of their respective subsidiaries will not be able to (A) renew, if desired, its existing insurance coverage as and when such policies expire or (B) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not, singly or in the aggregate, result in a Material Adverse Effect. Neither of the Transaction Entities nor any of their respective subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(xxxvi)         Title Insurance.  Each of the Transaction Entities and their respective subsidiaries and each Related Entity carries or is entitled to the benefits of title insurance on the fee interests and/or leasehold interests (in the case of a ground lease interest) with respect to each Property owned or leased by the Transaction Entities or any of their respective subsidiaries or any Related Entity with financially sound and reputable insurers, in an amount not less than such entity’s cost for each such Property, insuring that such entity is vested with good and insurable fee or leasehold title, as the case may be, to each such Property.

(xxxvii)      Investment Company Act.  Neither of the Transaction Entities is required, or upon the issuance and sale of the Securities as contemplated herein or the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxxviii)   Absence of Manipulation.  Neither of the Transaction Entities nor any of their respective subsidiaries or other affiliates has taken or will take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or a violation of Regulation M under the 1934 Act.

(xxxix)         Foreign Corrupt Practices Act.  None of the Transaction Entities, any of their respective subsidiaries or, to the knowledge of either of the Transaction Entities, any trustee, director, officer, partner, agent, employee, affiliate or other person acting on behalf of either of the Transaction Entities or any of their respective subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), or any other applicable anti-bribery laws, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.  Each of the Transaction Entities and their respective subsidiaries and, to the knowledge of each of the Transaction Entities, their respective affiliates have conducted their businesses in compliance with the FCPA and any other applicable anti-bribery laws and have instituted and maintain and enforce policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xl)                              Money Laundering Laws.  The operations of each of the Transaction Entities and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”).  No action, suit or proceeding by or before any Governmental Entity involving either of the Transaction Entities or any of their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of either of the Transaction Entities, threatened.

(xli)                           OFAC.  None of the Transaction Entities, any of their respective subsidiaries or, to the knowledge of either of the Transaction Entities, any trustee, director, officer, partner, agent, employee, affiliate or other person acting on behalf of either of the Transaction Entities or any of their respective subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor are the Transaction Entities or any of their respective subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions.  The Company will not directly or indirectly use the proceeds from the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of  Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(xlii)                        Lending Relationship.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither of the Transaction Entities (i) has any material lending or other relationship with any Underwriter or any affiliate of any Underwriter or (ii) intends to use any of the proceeds from the sale of the Securities to repay any outstanding debt owed to any Underwriter or any affiliate of any Underwriter.

(xliii)                     Statistical and Market-Related Data.  Any statistical and market-related data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(xliv)                    Real Estate Investment Trust. Commencing with its taxable year ended December 31, 2012, the Company has been organized in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under Sections 856 through 860 of the Code. The proposed method of operation of the Company as described in the Registration Statement, the General Disclosure Package and the Prospectus will enable the Company to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2017 and thereafter. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation (inasmuch as they relate to the Company’s qualification and taxation as a REIT) set forth in the Registration Statement, the General Disclosure Package and the Prospectus are accurate and fair summaries of the legal or tax matters described therein.

(xlv)                       Prior Sales of Common Shares or OP Units. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not issued, sold or distributed, or agreed to issue, sell or distribute, any Common Shares and the Operating Partnership has not issued, sold or distributed, or agreed to issue, sell or distribute, any OP Units.

(xlvi)                    Approval of Listing. The Securities have been approved for listing on the NYSE, subject to official notice of issuance.

(xlvii)                 Distributions.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (A) the Company is not currently prohibited, directly or indirectly, from making any distributions to its shareholders and (B) neither the Operating Partnership nor any direct or indirect subsidiary of the Company is prohibited, directly or indirectly, from making any distributions, directly or indirectly, to the Company, from making any other distribution on any of its ownership interests, from repaying any of its loans or advances, including those made, directly or indirectly, by the Company, or from loaning or otherwise making funds available, directly or indirectly, to the Company.

(xlviii)              Finder’s Fees. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions contemplated in this Agreement, except as may otherwise exist with respect to the Underwriters pursuant to this Agreement.

(xlix)                    Certain Relationships.  No relationship, direct or indirect, exists between or among either of the Transaction Entities, on the one hand, and the trustees, officers, shareholders, partners, customers or suppliers of the Transaction Entities, on the other hand, which is required to be described in the Registration Statement, the General Disclosure Package or the Prospectus which is not so described.

(l)                                     No Registration as Broker-Dealer.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Transaction Entities nor their respective subsidiaries nor any of their respective affiliates (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the 1934 Act or the 1934 Act Regulations or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article 1 of the bylaws of FINRA) any member firm of FINRA.

(li)                                  No Ratings.  No securities issued by or loans to the Transaction Entities or any of their respective subsidiaries are rated by any “nationally recognized statistical rating organization” (as defined for purposes of Section 3(a)(62) under the 1934 Act).

(lii)                               No Integration.              Neither the Transaction Entities, nor any of their respective affiliates, nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Securities to be integrated with prior offerings by the Transaction Entities for purposes of the 1933 Act which would require the registration of any such securities under the 1933 Act.

(b)                                 Officer’s Certificates.  Any certificate signed by any officer or other representative of either of the Transaction Entities or any of their respective subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such Transaction Entity to each Underwriter as to the matters covered thereby.

SECTION 2.                            Sale and Delivery to Underwriters; Closing.

(a)                                 Initial Securities.  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule A the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject, in each case, to such adjustments among the Underwriters as RBC in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b)                                 Option Securities.  In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional [•] Option Securities at the price per share set forth in Schedule A, less an amount per share equal to any distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.  The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part at any time from time to time upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities.  Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time.  If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as RBC in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(c)                                  Payment.  Payment of the purchase price for, and delivery of certificates for or book-entry credits representing, the Initial Securities shall be made at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (New York City time) on the third (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being hereinafter called the “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for or book-entry credits representing, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Representatives for the respective accounts of the Underwriters of certificates for or book-entry credits representing the Securities to be purchased by them.  It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase.  RBC, individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d)                                 Denominations; Registration.  Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be.  The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (New York City time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

SECTION 3.                            Covenants of the Company.  Each of the Transaction Entities, jointly and severally, covenants with each Underwriter as follows:

(a)                                 Compliance with Securities Regulations and Commission Requests.  The Company, subject to Section 3(b), will comply with the requirements of Rule 430A, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.  The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.  The Company will make every reasonable effort to prevent the issuance of any stop, prevention or suspension order and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)                                 Continued Compliance with Securities Laws.  The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus.  If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly (A) give the Representatives notice of such event, (B) prepare, as applicable, any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representatives with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided, however, that the Company shall not file or use any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object.  The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company has given the Representatives written notice of each filing, if any, made pursuant to the 1934 Act or the 1934 Act Regulations within 48 hours prior to the Applicable Time and will give the Representatives notice of its intention to make any filings pursuant to the 1934 Act or the 1934 Act Regulations from the Applicable Time to the Closing Time and, a reasonable amount of time prior to its proposed filing or use, will furnish the Representatives with copies of any such documents and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c)                                  Delivery of Registration Statements.  The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters.  The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)                                 Delivery of Prospectuses.  The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act.  The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request.  The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)           Blue Sky Qualifications.  The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f)            Rule 158.  The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its shareholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(g)           Use of Proceeds.  The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under “Use of Proceeds.”

(h)           Listing.  The Company will use its best efforts to effect and maintain the listing of the Common Shares (including the Securities) on the NYSE.

(i)            Restriction on Sale of Securities.  During a period of 180 days from the date of the Prospectus, neither Transaction Entity will, without the prior written consent of the Representatives, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or lend or otherwise transfer or dispose of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares (including, without limitation, OP Units) or file any registration statement under the 1933 Act with respect to any of the foregoing or publicly announce the intention to do any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap, other agreement or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any Common Shares issued by the Company upon the exercise of an option or warrant or the conversion or exchange of a security, in each case outstanding on the date hereof and disclosed in the Registration Statement, the General Disclosure Package and the Prospectus,  (C) any Common Shares issued or options to purchase Common Shares granted pursuant to existing employee benefit plans of the Company disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, or (D) any Common Shares issued pursuant to any non-employee trustee share plan or distribution reinvestment plan disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.  During such 180 day period, the Company will not, without first obtaining the prior written consent of the Representatives, authorize any offer, sale or distribution of any Common Shares, or any option or right to acquire Common Shares, by any shareholder existing immediately prior to the Closing Time.

(j)            Reporting Requirements.  The Company, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.  Additionally, the Company shall report the use of proceeds from the issuance of the Securities as may be required under Rule 463 under the 1933 Act.

(k)           Issuer Free Writing Prospectuses.  The Transaction Entities agree that, unless they obtain the prior written consent of the Representatives, neither Transaction Entity will make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided, that the Representatives will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule B-2 hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed and approved by the Representatives. Any such free writing prospectus consented to, or deemed consented to, as the case may be, by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping.  If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or the Prospectus or any preliminary prospectus or other prospectus deemed to be part thereof that has not been superseded or modified, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(l)            Absence of Manipulation.  Neither of the Transaction Entities nor any of their respective subsidiaries or other affiliates will take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or a violation of Regulation M under the 1934 Act.

(m)          REIT Qualification.  The Company will use its best efforts to meet the requirements to qualify as a REIT under the Code for the year ending December 31, 2017 and to continue to meet such requirements until the Board of Trustees of the Company determines that it is no longer in the best interests of the Company and its shareholders to qualify as a REIT.

(n)           Testing-the-Waters Materials.  If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(o)           Emerging Growth Company Status.  The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Securities within the meaning of the 1933 Act and (ii) completion of the 180-day restricted period referred to in Section 3(i).

(p)           Compliance with the Sarbanes-Oxley Act.  Each of the Transaction Entities will comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act that are in effect.

(q)           Stop Transfer Instructions for Common Shares.  The Company will enter stop transfer instructions with the transfer agent and registrar of the Common Shares against the transfer of the Common Shares that are subject to the agreements described in Sections 1(xv) and 5(i) hereof except in compliance with the restrictions set forth in such agreements.

(r)            No Waiver of Subscription Agreement Transfer Restrictions.   The Company shall not waive any Subscription Agreement Transfer Restriction contained in a Subscription Agreement without first obtaining the written consent of the Representatives.

SECTION 4.         Payment of Expenses.

(a)           Expenses.  Each of the Transaction Entities, jointly and severally, agrees to pay all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits thereto) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any share or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto, and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the fees and expenses of any transfer agent or registrar for the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Securities (not to exceed $35,000), (x) the fees and expenses incurred in connection with the listing of the Common Shares (including the Securities) on the NYSE, and (xi) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in the second sentence of Section 1(a)(ii).

(b)           Termination of Agreement.  If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or (iii) or Section 10 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5.         Conditions of Underwriters’ Obligations.  The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Transaction Entities contained in Section 1(a) hereof as of the date hereof, the Applicable Time and the Closing Time or in certificates of any officer or other representative of either of the Transaction Entities or any of their respective subsidiaries delivered pursuant to the provisions hereof, to the performance by the Transaction Entities of their respective covenants and other obligations hereunder, and to the following further conditions:

(a)           Effectiveness of Registration Statement; Rule 430A Information.  The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and, at the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes or pursuant to Section 8A of the 1933 Act have been instituted or are pending or, to the knowledge of either of the Transaction Entities, contemplated; and the Company has complied with each request, if any, from the Commission for additional information to the reasonable satisfaction of the Underwriters.  A prospectus containing the Rule 430A Information has been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information has been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A.  Each Issuer Free Writing Prospectus, if any, has been filed with the Commission in the manner and within the time frame required by Rule 433(d).

(b)           Opinion of Counsel for the Company.  At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Duane Morris LLP, counsel for the Company, in form and substance reasonably satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit A hereto and to such further effect as the Underwriters may reasonably request.  Such counsel may state that, insofar as such opinion involves factual matters, it has relied, to the extent it deems proper, upon certificates of officers and other representatives of the Transaction Entities and their respective subsidiaries and certificates of public officials.

(c)           Opinion of Counsel for the Underwriters.  At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Sidley Austin LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to such matters as the Representatives shall reasonably request.  In giving such opinion, such counsel may rely upon the opinion of Duane Morris LLP as to all matters governed by the laws of the State of Maryland.  Such counsel may also state that, insofar as such opinion involves factual matters, it has relied, to the extent it deems proper, upon certificates of officers and other representatives of the Transaction Entities and their respective subsidiaries and certificates of public officials.

(d)           Company Officers’ Certificate.  At the Closing Time, there shall not have been, since the date hereof, since the Applicable Time or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in or affecting the Properties taken as a whole or in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Transaction Entities and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer or President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company, dated the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Transaction Entities contained herein are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Transaction Entities have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated.

(e)           Chief Financial Officer’s Certificate. At the time of the execution of this Agreement, the Representatives shall have received a certificate of the Chief Financial Officer of the Company, dated such time, in the form attached as Exhibit C hereto, regarding certain financial and operating information of the Transaction Entities and their respective subsidiaries contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(f)            Accountant’s Comfort Letter.  At the time of the execution of this Agreement, the Representatives shall have received from BDO USA, LLP a letter, dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(g)           Bring-down Comfort Letter.  At the Closing Time, the Representatives shall have received from BDO USA, LLP a letter, dated the Closing Time, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(f) hereof, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(h)         Approval of Listing.  At the Closing Time, the Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

(i)          No Objection.  FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities.

(j)          Lock-up Agreements.  At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule C hereto.

(k)           Conditions to Purchase of Option Securities.  In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Transaction Entities contained herein and the statements in any certificates furnished by the Transaction Entities or any of their respective subsidiaries hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

(i)            Opinion of Counsel for Company.  The favorable opinion, dated such Date of Delivery,  of Duane Morris LLP, counsel for the Company, in form and substance reasonably satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

(ii)           Opinion of Counsel for Underwriters.  The favorable opinion, dated such Date of Delivery,  of Sidley Austin LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(iii)          Company Officers’ Certificate.  A certificate, dated such Date of Delivery, of the Chief Executive Officer or President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company, confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

(iv)          Bring-down Comfort Letter.  A letter from BDO USA, LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, together with signed or reproduced copies of such letter for each of the other Underwriters, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

(l)            Additional Documents.  At the Closing Time and at each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as it may require for the purpose of enabling it to deliver the opinions requested by the Underwriters as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Transaction Entities in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters.

(m)          Termination of Agreement.  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8, 14 and 15 shall survive any such termination and remain in full force and effect.

SECTION 6.         Indemnification.

(a)           Indemnification of Underwriters.  Each of the Transaction Entities, jointly and severally, agrees to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”)), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in (A) any preliminary prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or in any

Marketing Materials, as the case may be, of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)           against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or of any claim whatsoever, in each case based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Transaction Entities; and

(iii)          against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or in the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), in each case in reliance upon and in conformity with the Underwriter Information.

(b)           Indemnification of Transaction Entities, Trustees and Officers.  Each Underwriter severally agrees to indemnify and hold harmless each Transaction Entity, the Company’s trustees, each of the Company’s officers who signed the Registration Statement, and each person, if any, who controls either of the Transaction Entities within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information,  or in the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), in each case in reliance upon and in conformity with the Underwriter Information.

(c)           Actions Against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  In the case of parties indemnified pursuant to Section 6(a) hereof, counsel for the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 6(b) hereof, counsel for the indemnified parties shall be selected by the Transaction Entities, as applicable.  An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)           Settlement Without Consent if Failure to Reimburse.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7.         Contribution.  If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transaction Entities, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Transaction Entities, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Transaction Entities, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Transaction Entities and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by such Underwriter in connection with the Securities underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each trustee of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls either of the Transaction Entities within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Transaction Entities. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 8.         Representations, Warranties and Agreements to Survive.  All representations, warranties and agreements contained in this Agreement or in certificates of officers of either of the Transaction Entities or any of their respective subsidiaries submitted pursuant hereto shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, or any person controlling either of the Transaction Entities and (ii) delivery of and payment for the Securities.

SECTION 9.         Termination of Agreement.

(a)           Termination.  The Representatives may terminate this Agreement without liability to the Transaction Entities, by notice to the Transaction Entities, at any time at or prior to the Closing Time (i) if there has been, in the judgment of the Representatives, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in or affecting the Properties taken as a whole or in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Transaction Entities and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the NYSE, or (iv) if trading generally on the NYSE or the NYSE MKT or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other Governmental Entity, or (v) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a banking moratorium has been declared by either U.S. federal or New York authorities.

(b)           Liabilities.  If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 14 and 15 shall survive such termination and remain in full force and effect.

SECTION 10.       Default by One or More of the Underwriters.  If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(i)            if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii)           if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to each Date of Delivery, if any, which occurs after the Closing Time, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Representatives or (ii) the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements.  As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11.       Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Underwriters shall be directed to the Representatives at: (i) RBC Capital Markets, LLC, 200 Vesey Street, New York, New York 10281, Telephone: 877-822-4089 and (ii) SunTrust Robinson Humphrey, Inc., 3333 Peachtree Road, NE, 11th Floor, Atlanta, Georgia 30326, Facsimile: 404-926-5872, Attention: Equity Syndicate; notices to the Transaction Entities shall be directed to them at: Four Springs Capital Trust, 1901 Main Street, Lake Como, New Jersey 07719, attention of William P. Dioguardi, Telephone: 877-449-8828, with a copy to Duane Morris LLP, 1540 Broadway, New York, New York 10036, Facsimile: 212-202-5334.

SECTION 12.       No Advisory or Fiduciary Relationship.  Each of the Transaction Entities acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Transaction Entities, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Securities and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of either of the Transaction Entities or any of their respective subsidiaries or their respective shareholders, unitholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Transaction Entities with respect to the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising either of the Transaction Entities or any of their respective affiliates or subsidiaries on other matters) and no Underwriter has any obligation to the Transaction Entities with respect to the offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of either of the Transaction Entities, and (e) the Underwriters have not provided any business, legal, accounting, regulatory or tax advice with respect to the offering of the Securities and each of the Transaction Entities has consulted its own business, legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 13.       Parties.  This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Transaction Entities and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Transaction Entities and their respective successors and the Affiliates, selling agents, controlling persons and officers, trustees and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Transaction Entities and their respective successors, and said Affiliates, selling agents, controlling persons and officers, trustees and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.  No purchaser of Securities from any Underwriter shall be deemed to be a successor solely by reason of such purchase.

SECTION 14.       Trial by Jury.  Each of the Transaction Entities (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders or unitholders, as applicable, and affiliates) and the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 15.       GOVERNING LAW.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

SECTION 16.       TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 17.       Partial Unenforceability.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 18.       Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 19.       Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

[SIGNATURE PAGE FOLLOWS]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Transaction Entities a counterpart hereof, whereupon this instrument, along with all counterparts, will become a valid and legally binding agreement among the Underwriters, the Transaction Entities in accordance with its terms.

Very truly yours,

FOUR SPRINGS CAPITAL TRUST

By:
Name:
Title:

FOUR SPRINGS CAPITAL TRUST OPERATING PARTNERSHIP L.P.

By: Four Springs Capital Trust, as general parter

By
Name:
Title:

[Signature Page to Underwriting Agreement]

CONFIRMED AND ACCEPTED,
as of the date first above written:

RBC CAPITAL MARKETS, LLC

By:
Authorized Signatory

SUNTRUST ROBINSON HUMPHREY, INC.

By:
Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

[Signature Page to Underwriting Agreement]

SCHEDULE A

The initial public offering price per share for the Securities shall be $[•].

The purchase price per share for the Securities to be paid by the several Underwriters shall be $[•], being an amount equal to the initial public offering price set forth above less $[•] per share, subject to adjustment in accordance with Section 2(b) for distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

Name of Underwriter	Number of Initial Securities

RBC Capital Markets, LLC	[•]
SunTrust Robinson Humphrey, Inc.	[•]
[•]	[•]
[•]	[•]
[•]	[•]
Total	[•]

Sch A-1

SCHEDULE B-1

Pricing Terms

1.                                      The Company is selling [•] Common Shares.

2.                                      The Company has granted an option to the Underwriters, severally and not jointly, to purchase up to an additional [•] Common Shares.

3.                                      The initial public offering price per share for the Securities shall be $[•].

Sch B-1-1

SCHEDULE B-2

Free Writing Prospectuses

[None]

Sch B-2-1

SCHEDULE B-3

Written Testing-the-Waters Communications

Investor Presentation dated [•]

Sch B-3-1

SCHEDULE C

List of Persons and Entities Subject to Lock-up

Name

William P. Dioguardi
Coby R. Johnson
John E. Warch
Jared W. Morgan
Cynthia M. Daly
Spencer F. Segura
Stephen R. Peterson
James S. Vaccaro
Peter S. Reinhart
Michael S. Dana

Sch C-1

EXHIBIT A

FORM OF OPINION OF COUNSEL TO THE TRANSACTION ENTITIES
TO BE DELIVERED PURSUANT TO SECTION 5(b)

(a)                                 The Company has been duly organized and is validly existing as Maryland Real Estate Investment Trust and is in good standing under the laws of the State of Maryland.

(b)                                 The Company has all necessary power and authority to own, lease and operate its properties, conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and enter into and perform its obligations under the Underwriting Agreement.

(c)                                  The Company is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction other than the State of Maryland in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.

(d)                                 The Operating Partnership has been duly organized and is validly existing as a limited partnership and is in good standing under the laws of the State of Delaware.

(e)                                  The Operating Partnership has the limited partnership power and authority to own, lease and operate its properties, conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and enter into and perform its obligations under the Underwriting Agreement.

(f)                                   The Operating Partnership is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction other than the State of Delaware in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.

(g)                                  The Operating Partnership Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding at law or in equity).  All of the issued and outstanding OP Units have been duly authorized and validly issued and were issued in accordance with all applicable securities laws, and none of the outstanding OP Units were issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights.  The Company is the sole general partner of the Operating Partnership and owns all the OP Units in the Operating Partnership shown as issued to the Company, as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

(h)                                 Each subsidiary of the Company other than the Operating Partnership has been duly organized or formed, as applicable, and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, has all corporate, trust, partnership, limited liability company or similar power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business as a foreign entity and is in good standing in each other

Ex A-1

jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, all of the issued and outstanding ownership interests in each such subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable, were issued in accordance with all applicable securities laws and, to the best of our knowledge, are owned by the Company, directly or through wholly-owned subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and none of the outstanding ownership interests in any subsidiary of the Company were issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights.

(i)                                     The Underwriting Agreement has been duly authorized, executed and delivered by each of the Company and the Operating Partnership.

(j)                                    The authorized, issued and outstanding capital shares of the Company is as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to the Underwriting Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of convertible or exchangeable securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus).

(k)                                 Each of (A) the issued and outstanding capital shares of the Company, (B) all outstanding instruments convertible into or exchangeable or exercisable for any capital shares or any other ownership interests of the Company, including, but not limited to, the Company’s Non-Participating Common Shares and (C) all outstanding options, rights or warrants to purchase or subscribe for capital shares or any other ownership interests of the Company, has been duly authorized and validly issued, is fully paid and non-assessable and was issued in accordance with all applicable securities laws, and none of such outstanding shares, instruments, options, rights or warrants were issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights.

(l)                                     The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when the Securities have been issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive rights, resale rights, rights of first offer or refusal or other similar rights.  No holder of Securities will be subject to personal liability by reason of being such a holder.

(m)                             The form of certificate used to evidence the Common Shares complies in all material respects with all applicable statutory requirements and with any applicable requirements of the amended and restated declaration of trust and amended and restated bylaws of the Company, and the requirements of the New York Stock Exchange.

(n)                                 The information in the Registration Statement, the General Disclosure Package and the Prospectus under “Risk Factors—Risks Related to Our Organization and Structure—Maryland law prohibits certain business combinations, which may make it more difficult for us to be acquired and may limit your ability to dispose of your shares” “Risk Factors—Risks Related to Our Organization and Structure—Conflicts of interest could arise between the interests of our shareholders and the interests of holders of OP units, which may impede business decisions that could benefit our shareholders,” “Risk Factors—Risks Related to Our Organization and Structure—Maryland law also limits the ability of a third-party to buy a large percentage of our outstanding shares and exercise voting control in electing

Ex A-2

trustees,” “Risk Factors—Risks Related to Our Organization and Structure—Our board of trustees may enact certain anti-takeover measures under Maryland Law,” “Risk Factors—Risks Related to Our Organization and Structure—Our rights and the rights of our shareholders to recover claims against our officers and trustees are limited,” “Our Business—Regulation,” “Description of Securities,” “Certain Provisions of the Maryland Law and of Our Charter and Bylaws,” “Our Operating Partnership and the Partnership Agreement” and “Certain U.S. Federal Income Tax Considerations” and in the Registration Statement under Item 34 to Part II, to the extent that such information constitutes descriptions of certain provisions of the documents referred to therein or constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by us and is correct in all material respects.

(o)                                 The Registration Statement has been declared effective by the Commission under the 1933 Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes or pursuant to Section 8A of the 1933 Act have been instituted or are pending or contemplated by the Commission or any other Governmental Entity.

(p)                                 A prospectus containing the Rule 430A Information has been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information has been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A.  Each Issuer Free Writing Prospectus, if any, has been filed with the Commission in the manner and within the time frame required by Rule 433(d).

(q)                                 The Registration Statement, the preliminary prospectus that is included in the General Disclosure Package and the Prospectus, and each amendment or supplement to the Registration Statement, the General Disclosure Package and the Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

(r)                                    To the best of our knowledge, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which either Transaction Entity or any of their respective subsidiaries is a party, or to which the Properties, assets or operations of either Transaction Entity or any of their respective subsidiaries is subject, before or brought by any Governmental Entity, which (A) is required to be disclosed in the Registration Statement, the preliminary prospectus that is included in the General Disclosure Package or the Prospectus, (B) would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or (C) would reasonably be expected to materially and adversely affect the Properties, assets or operations of the Transaction Entities and their respective subsidiaries, taken as a whole, or the consummation of the transactions contemplated in the Underwriting Agreement or the performance by the Transaction Entities of their respective obligations thereunder.

(s)                                   All descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of contracts, franchises, indentures, mortgages, loan agreements, notes, leases or other agreements or instruments to which either of the Transaction Entities or any of their respective subsidiaries are a party are accurate in all material respects; to the best of our knowledge, there are no contracts, franchises, indentures, mortgages, loan agreements, notes, leases or other instruments that are required to be described or referred to in the Registration Statement, the preliminary prospectus that is included in the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto.

Ex A-3

(t)                                    No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the due authorization, execution, delivery and performance by the Transaction Entities of the Underwriting Agreement or for the offering, issuance, sale or delivery of the Securities, except such as may be required under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of any U.S. state or non-U.S. jurisdiction or the rules of FINRA, as to which we need express no opinion.

(u)                                 The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds therefrom as described in the Registration Statement, the preliminary prospectus and the Prospectus under the caption “Use of Proceeds”) and compliance by the Transaction Entities with their respective obligations under the Underwriting Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Properties, assets or operations of either of the Transaction Entities or any of their respective subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which either of the Transaction Entities or any of their respective subsidiaries is a party or by which it or any of them may be bound, or to which any of their respective Properties, assets or operations is subject (except for such conflicts, breaches, defaults, Repayment Events, liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the amended and restated declaration of trust, bylaws, certificate of limited partnership, limited partnership agreement, limited liability company agreement or other organizational document, as applicable, of either of the Transaction Entities or any of their respective subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any Governmental Entity, except in the case of clause (ii) only, for any such violation that would not, singly or in the aggregate, result in a Material Adverse Effect.

(v)                                 The Reverse Share Split has been duly authorized, and the Common Shares issued in the Reverse Share Split have been duly authorized and validly issued, are fully paid and non-assessable, and were issued in accordance with all applicable securities laws, and none of such Common Shares was issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights.  Completion of the Reverse Share Split did not result in any violation of (i) the provisions of the amended and restated declaration of trust or bylaws or other organizational document, as applicable, of the Company or any of its subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any Governmental Entity, except in the case of clause (ii) only, for any such violation that would not, singly or in the aggregate, result in a Material Adverse Effect.

(w)                               The Common Share Restructuring Transaction has been duly authorized, and the Common Shares and the Non-Participating Common Shares issued in the Common Share Restructuring Transaction have been duly authorized and validly issued, are fully paid and non-assessable, and were issued in accordance with all applicable securities laws, and none of such Common Shares or Non-Participating Common Shares was issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights.  Completion of the Common Share Restructuring Transaction did not result in any violation of (i) the provisions of the amended and restated declaration of trust or bylaws or other organizational document, as applicable, of the Company or any of its subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any

Ex A-4

Governmental Entity, except in the case of clause (ii) only, for any such violation that would not, singly or in the aggregate, result in a Material Adverse Effect.

(x)                                 No registration of the Common Shares or the Non-Participating Common Shares under the 1933 Act is required for the issuance of such shares.

(y)                                 To the best of our knowledge, there are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or the Prospectus or otherwise by either of the Transaction Entities under the 1933 Act or to have securities included as part of the offering of the Securities.

(z)                                  Neither of the Transaction Entities is required, or upon the issuance and sale of the Securities as contemplated in the Underwriting Agreement and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will be required, to register as an “investment company” under the 1940 Act.

(aa)                          The Securities have been approved for listing by the New York Stock Exchange, subject to official notice of issuance.

(bb)                          Commencing with its taxable year ended December 31, 2012, the Company has been organized in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under Sections 856 through 860 of the Code. The proposed method of operation of the Company as described in the Registration Statement, the General Disclosure Package and the Prospectus will enable the Company to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2017 and thereafter. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation (inasmuch as they relate to the Company’s qualification and taxation as a REIT) set forth in the Registration Statement, the General Disclosure Package and the Prospectus are accurate and fair summaries of the legal or tax matters described therein.

Nothing has come to our attention that would lead us to believe that the Registration Statement, including the Rule 430A Information, or any amendment thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective or at the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  In addition, nothing has come to our attention that would lead us to believe that the General Disclosure Package (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

Ex A-5

EXHIBIT B

[•], 2017

RBC Capital Markets, LLC

200 Vesey Street

New York, NY 10281

SunTrust Robinson Humphrey, Inc.

3333 Peachtree Road NE

Atlanta, Georgia 30326

as Representatives of the several
Underwriters to be named in the
within-mentioned Underwriting Agreement

Re:                             Proposed Public Offering by Four Springs Capital Trust

Ladies and Gentlemen:

The undersigned, a shareholder, officer and/or trustee of Four Springs Capital Trust, a Maryland real estate investment trust (the “Company”), understands that RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc. (together, the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company and Four Springs Capital Trust Operating Partnership L.P. (the “Operating Partnership”) for the public offering of the Company’s common shares, $0.001 par value per share (the “Common Shares”). In recognition of the benefit that such an offering will confer upon the undersigned as a shareholder, officer and/or trustee of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during the period beginning on the date hereof and ending on the date (the “Expiration Date”) that is 180 days from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or lend or otherwise transfer or dispose of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares (including, without limitation, units of limited partnership interest in the Operating Partnership), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-Up Securities or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or publicly announce the intention to do any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap, other agreement or transaction is to be settled by delivery of Common Shares or other securities, in cash or otherwise.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the Representatives, provided that (1) the Representatives receive a signed lock-up agreement for the balance of the period prior to the Expiration Date from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of

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1934, as amended, and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i)                                     as a bona fide gift or gifts; or

(ii)                                  to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

(iii)                               as a distribution to limited partners, members or stockholders of the undersigned; or

(iv)                              to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

THIS LOCK-UP AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

Very truly yours,

Signature:

Print Name:

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EXHIBIT C

CHIEF FINANCIAL OFFICER’S CERTIFICATE
OF FOUR SPRINGS CAPITAL TRUST

[   ], 2017

The undersigned, as the Chief Financial Officer of Springs Capital Trust, a Maryland real estate investment trust (the “Company”), in connection with the offering by the Company of [•] common shares, $0.001 par value per share, pursuant to (i) a preliminary prospectus dated [  ], 2017 (the “Prospectus”) and (ii) the underwriting agreement, dated [  ], 2017, among the Company and Four Springs Capital Trust Operating Partnership L.P., a Delaware limited partnership, on the one hand, and RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc., on behalf of themselves and as representatives of the several underwriters listed on Schedule A thereto, on the other hand, hereby certifies, solely in his capacity as an officer of the Company and not individually, on behalf of the Company as follows:

(i)                                     I am the duly elected, qualified and acting Chief Financial Officer of the Company and, solely in my capacity as such, I am providing this certificate based on my examination of the Company’s financial records and schedules.

(ii)                                  I am knowledgeable with respect to the accounting records and internal accounting practices, policies, procedures and controls of the Company and its subsidiaries and have responsibility for financial and accounting matters with respect to the Company and its subsidiaries.

(iii)                               I have read and am familiar with, and have supervised the compilation of, the disclosures (including the financial statements and other financial data of the Company and its subsidiaries) contained in the Prospectus.

(iv)                              I have reviewed the circled information contained on the pages attached hereto as Exhibit A (the “circled information”) and included in the Prospectus and such information (a) has been derived from the internal accounting records of the Company and its subsidiaries or from information supplied to the Company by its tenants or subtenants that the Company believes is reliable, (b) has been prepared in good faith and based on fair and reasonable assumptions and (c) is accurate and complete.  As of the date hereof, nothing has come to my attention that has caused me to believe that the circled information is not accurate or is misleading in any material respect and I am not aware of any adjustments that would reasonably be expected to cause such circled information to vary from the amounts presented therein in any material respect.

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IN WITNESS WHEREOF, I have hereunto set my hand as of the date first written above.

Name: John E. Warch
Title: Chief Financial Officer

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